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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                                    CYRK INC.

                              EXTENSION AGREEMENT


          This EXTENSION AGREEMENT (this "Agreement") is dated as of October 25, 2000 and entered into by and among CYRK, INC., a Delaware corporation ("COMPANY"), the financial institutions listed therein, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Issuing Lender ("ISSUING LENDER," together with Lenders the "LENDING PARTIES") and WELLS FARGO HSBC TRADE BANK, N.A., individually and as Administrative Agent for Lenders ("ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of July 29, 1999 by and among Company, the Lenders listed therein, Issuing Lender and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

          WHEREAS, the Commitment Termination Date under the Credit Agreement, as extended by that certain Extension Agreement dated as of July 31, 2000, is October 31, 2000; and

          WHEREAS, Company and Lending Parties desire to enter into this Agreement in order to provide time to negotiate a new credit agreement;

          NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. EXTENSION

     Lending Parties hereby agree to extend the Commitment Termination Date under the Credit Agreement to and including November 30, 2000 (the period from October 31, 2000 to November 30, 2000 being referred to herein as the "SECOND EXTENSION PERIOD"). During the Second Extension Period, the Credit Agreement shall remain in full force and effect in accordance with its terms.

     The agreement of Lending Parties set forth herein shall not in any manner limit or impair any rights or remedies that Lending Parties may have (i) at the expiration of the Second Extension Period or (ii) with respect to any defaults or Events of Default during the Second Extension Period.

     The parties acknowledge that Documentary Credits issued under the Credit Agreement prior to the Commitment Termination Date, as extended hereby, may remain outstanding after the Commitment Termination Date. In such event, the obligations of the parties in respect of any such Documentary Credit shall be governed by the letter of credit application, substantially in the form of
EXHIBIT IV attached to the Credit Agreement, and other letter of credit documents executed in connection with the issuance thereof.


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SECTION 2. CONDITIONS TO EFFECTIVENESS

     This Agreement shall become effective as of the date hereof upon receipt by Administrative Agent of the following:

               (i) Certificate executed by the Company's Secretary stating that Dominic F. Mammola, Chief Financial Officer and Executive Vice President of the Company is, pursuant to the Company's By-Laws, authorized to enter into any and all documents required for the Company to enter into this Agreement;

               (ii) Signature and incumbency certificates of the authorized representatives of Company executing this Agreement dated as of the date hereof;

               (iii) A duly executed Allonge (the "ALLONGE") extending the maturity date of the Note; and

               (iv) Originally executed copies of this Agreement.

SECTION 3. REPRESENTATIONS AND WARRANTIES.

          In order to induce Lending Parties to enter into this Agreement, Company represents and warrants to Lending Parties that the following statements are true, correct and complete:

     A. POWER AND AUTHORITY. Company has all requisite power and authority under the Delaware General Corporation Law and its Certificate of Incorporation and Bylaws to enter into this Agreement.

     B. AUTHORIZATION OF AGREEMENT. The execution and delivery of this Agreement have been duly authorized by all necessary action on the part of Company under the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws of Company.

     C. NO CONFLICT. The execution and delivery by Company of this Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company, the Certificate of Incorporation or Bylaws of Company or any order, judgment or decree of any court or other agency of government binding on Company, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company (other than any Liens created under any of the Loan Documents in favor of Lending Parties), or (iv) require any approval or consent of any Person under any Contractual Obligation of Company.

     D. GOVERNMENT CONSENTS. The execution and delivery by Company of this Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.


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     E.   BINDING OBLIGATION. This Agreement and the Allonge have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

SECTION 4. ACKNOWLEDGEMENT AND CONSENT

          Company is a party to certain Collateral Documents, in each case as amended through the date hereof pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations.

          Company hereby confirms that each Collateral Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to secure to the fullest extent possible the payment and performance of all "Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Collateral Document), including, without limitation, the payment and performance of all such "Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Credit Agreement and the Note defined therein.

          Company acknowledges and agrees that any of the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable.

SECTION 5. MISCELLANEOUS

     A. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     B. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     C. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        CYRK, INC.


                                        By: /s/ Nick Mammola
                                            -----------------------------------
                                        Title: EVP, CFO
                                               --------------------------------


                                        WELLS FARGO HSBC TRADE BANK, N.A.,
                                        individually and as Administrative Agent


                                        By: ___________________________________
                                        Title: ________________________________


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as Issuing Lender


                                        By: ___________________________________
                                        Title: ________________________________


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                           ALLONGE TO PROMISSORY NOTE

     THIS ALLONGE is made as of October 25, 2000 by CYRK, INC., a Delaware corporation ("COMPANY"), as maker, in favor of WELLS FARGO HSBC TRADE BANK, N.A., as payee, with respect to that certain Promissory Note dated as of July 29, 1999, as amended by the Allonge to Promissory Note dated as of July 31, 2000 (the "NOTE").

     Company hereby agrees that all amounts outstanding under the Credit Agreement referred to in the Note shall be paid on or before November 30, 2000.

     WITNESS the execution of this Allonge by Cyrk, Inc. as of the date first written above.


                                         CYRK, INC.

                                         By: /s/ Nick Mammola
                                             -----------------------------------
                                         Title: EVP, CFO
                                                --------------------------------


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ACKNOWLEDGED AND AGREED:

WELLS FARGO HSBC TRADE BANK, N.A.
Individually and as Administrative Agent


By: _____________________________________
Title: __________________________________


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                             INCUMBANCY CERTIFICATE

I, Patricia J. Landgren, do hereby certify as Secretary of Cyrk, Inc. ("Cyrk" or the "Company"), a Delaware corporation, that as of the 26th day of October 2000, Dominic F. Mammola is the Chief Financial Officer and Executive Vice President of the Company and is duly authorized to execute on behalf of the Company any and all documents related to the Second Extension Agreement.

IN WITNESS WHEREOF, I have hereto set my hand and the seal of said Company as of this 26th day of October 2000.


                                                 /s/ Patricia J. Landgren
                                                 ------------------------
                                                 Patricia J. Landgren
                                                 Secretary


[Seal]


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                            SECRETARY'S CERTIFICATE

I, Patricia J. Landgren, do hereby certify that I am Secretary of Cyrk, Inc. ("Cyrk" or the "Company"), a Delaware corporation, and that Dominic F. Mammola is the Chief Financial Officer and Executive Vice President of the Company. As Chief Financial Officer and Executive Vice President, Mr. Mammola is authorized, pursuant to the Company's By-Laws, to execute as an authorized representative of the Company any and all documents related to the Second Extension Agreement.

IN WITNESS WHEREOF, I have hereto set my hand and the seal of said Company as of this 26th day of October 2000.


                                                 /s/ Patricia J. Landgren
                                                 ------------------------
                                                 Patricia J. Landgren
                                                 Secretary


[Seal]